SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

                      Date of Report
                      (Date of earliest
                      event reported):        July 24, 2002


                                  Fiserv, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                    0-14948                        39-1506125
---------------          ---------------------                 ----------
(State or other            (Commission File                  (IRS Employer
jurisdiction of                 Number)                   Identification No.)
incorporation)


                  255 Fiserv Drive, Brookfield, Wisconsin 53045
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 879-5000
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits. The following exhibits are being filed herewith:

              (99.1) Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated July 23, 2002.

              (99.2) Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings, dated July 23, 2002.

Item 9.   Regulation FD Disclosure.

       On July 24, 2002, Leslie M. Muma and Kenneth R. Jensen, the principal executive officer and principal financial officer of Fiserv, Inc. (the "Company"), respectively, each filed with the Securities and Exchange Commission a written statement under oath regarding facts and circumstances relating to filings of the Company under the Securities Exchange Act of 1934 (the "Exchange Act") pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Exchange Act. The Company is filing copies of such statements as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.


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
                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FISERV, INC.



Date:  July 30, 2002                By: /s/ Kenneth R. Jensen
                                       -----------------------------------------
                                        Kenneth R. Jensen
                                        Senior Executive Vice President,
                                        Chief Financial Officer, Treasurer and
                                        Assistant Secretary







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
                                  FISERV, INC.

                   Exhibit Index to Current Report on Form 8-K
                               Dated July 24, 2002


Exhibit
Number

(99.1) Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated July 23, 2002.

(99.2) Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings, dated July 23, 2002.







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